Exhibit 10.4

BJ’S RESTAURANTS, INC.

2005 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF STOCK OPTION

Name:

Employee ID (if applicable):

Department Number (if applicable):

Location (if applicable):

Grant of Option

You have been granted an option to buy shares of common stock of BJ’s Restaurants, Inc. (the “Company”) as follows:

Grant Date:
Option Price per Share:
Total Number of Shares:
Expiration Date:	, 20 (unless earlier terminated pursuant to the terms of your Grant Summary or Stock Option Agreement)

Exercise Schedule

The option shall become exercisable with respect to the number of shares of the aforementioned Total Number of Shares as set forth on the “Exercise Schedule” in the Grant Summary attached hereto and incorporated herein by this reference.

Agreement

By your signature and the Company’s signature below, you and the Company agree that this option is granted under and governed by the terms of the BJ’s Restaurants, Inc. 2005 Equity Incentive Plan, and the form of Stock Option Agreement which is attached hereto and incorporated herein by this reference. PLEASE READ SUCH AGREEMENT.

“COMPANY”

BJ’S RESTAURANTS, INC.

By:	“OPTIONEE”

Name:

Address:

Signature:

BJ’S RESTAURANTS, INC.

2005 EQUITY INCENTIVE PLAN

GRANT SUMMARY

Name:

Employee ID (if applicable):

Department Number (if applicable):

Location (if applicable):

Grant Type:

Grant Date:	Exp. Date:

Total Shares:	Option Price:	$

EXERCISE SCHEDULE

Number of Shares	Exercise Date

EXPIRATION

Unless otherwise specified above, vested options shall expire, terminate, or otherwise be forfeited as specified in Section 8 of the 2005 Equity Incentive Plan (the “Plan”) which provides for expiration, termination or forfeiture as follows: (i) other than in circumstances covered by (ii), (iii), (iv) or (v) below, three (3) months after the effective date of termination of Active Status (as defined in the Plan) of Optionee or, if Optionee is a Non-Employee Director (as defined in the Plan), six (6) months after the date Optionee ceases to be a Director; (ii) immediately upon termination of Optionee’s Active Status for Misconduct (as defined in the Plan); (iii) twelve (12) months after the date on which Optionee, other than a Non-Employee Director, ceased performing services as a result of his or her total and permanent Disability (as defined in the Plan); (iv) twelve (12) months after the date of the death of Optionee whose Active Status terminated as a result of his or her death; or (v) six (6) months after the date on which the Optionee ceased performing services as a result of Retirement (as defined in the Plan). In no event shall any Option be exercisable after ten years from the Grant Date.